Exhibit 99.2

This Statement on Form 4 is filed by: (i) Tiger Parent Holdings, L.P.; (ii) Tiger Parent Holdings GP, LLC; (iii) AP IX Tiger Holdings, L.P.; (iv) AP IX Tiger Co-Invest II, L.P.; (v) AP IX Tiger Co-Invest (ML), L.P.; (vi) AP IX Tiger Co-Invest (ML) GP, LLC; (vii) AP IX Tiger Holdings GP, LLC; (viii) Apollo Management IX, L.P.; (ix) AIF IX Management, LLC; (x) Apollo Management, L.P.; (xi) Apollo Management GP, LLC; (xii) Apollo Management Holdings, L.P.; and (xiii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  January 30, 2023

Issuer Name and Ticker or Trading Symbol: TD SYNNEX Corporation [SNX]

TIGER PARENT HOLDINGS, L.P.

By:	Tiger Parent Holdings GP, LLC
its general partner

	By:		/s/ James Elworth
James Elworth
Vice President

TIGER PARENT HOLDINGS GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

AP IX TIGER CO-INVEST II, L.P.

By:	AP IX Tiger Holdings GP, LLC,
its general partner

	By:		/s/ James Elworth
James Elworth
Vice President

AP IX TIGER CO-INVEST (ML), L.P.

By:	AP IX Tiger Co-Invest (ML) GP, LLC,
its general partner

	By:		AP IX Tiger Holdings GP, LLC,
its sole member

		By:	/s/ James Elworth
James Elworth
Vice President

AP IX TIGER CO-INVEST (ML) GP, LLC

By:	AP IX Tiger Holdings GP, LLC,
its sole member

	By:	/s/ James Elworth
James Elworth
Vice President

AP IX TIGER HOLDINGS, L.P.

By:	AP IX Tiger Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AP IX TIGER HOLDINGS GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT IX, L.P.

By:	AIF IX Management, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AIF IX MANAGEMENT, LLC

By:		/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT, L.P.

By:		Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ James Elworth
James Elworth
Vice President